================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 16, 2007


                          SUN-TIMES MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
                                                          ----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On March 16, 2007, Sun-Times Media Group, Inc. (the "Company") entered into Release and Settlement Agreements with each of: (i) F. David Radler ("Radler"), (ii) North American Newspapers Ltd (f/k/a FD Radler Ltd.)("NANL"), (iii) Bradford Publishing Company ("Bradford") and (iv) Horizon Publications Inc. and certain of its affiliates (collectively, "Horizon") regarding certain claims made by the Company against Radler, Bradford and Horizon in the suit entitled HOLLINGER INTERNATIONAL INC. V. HOLLINGER INC., ET AL. filed by the Company in the United States District Court for the Northern District of Illinois (Case No. 04-C-0698) (the "Illinois Action"). A more complete description of the Illinois Action is included in the Company's prior filings with the Securities and Exchange Commission. Under those agreements, the Company receives a total of $63.4 million in new cash. All but $7.15 million of this amount has been collected.

              Radler was previously the Company's President and Chief Operating Officer, but is not currently affiliated with the Company. The Company is involved in certain disputes and litigations that involve, directly and indirectly, each of Radler, NANL, Bradford and Horizon, including the Illinois Action. These disputes and litigations are described in the Company's prior filings with the Securities and Exchange Commission. Radler is the sole shareholder of NANL.

AGREEMENT WITH RADLER

              Pursuant to the Release and Settlement Agreement with Radler (the "Radler Agreement"), Radler agreed to pay the Company an aggregate of $21.35 million in cash (minus approximately $173,000 in credits given to Radler regarding certain disputed items). In addition, Radler agreed to be available to counsel and representatives for the Company and the Special Committee of the Board of Directors of the Company (the "Special Committee") to be interviewed in connection with the Illinois Action, the report of the Special Committee and Radler's service as an officer and director of the Company.

              The Company agreed to a general release of Radler, his spouse, heirs, family members, successors, assigns, survivors and executors and certain entities related to Radler (collectively, the "Radler Parties") except with regard to the Company's claims against Radler as part of the Illinois Action relating to the sales in July 2000 of four newspaper publications to Bradford (the "Bradford Transaction"). With regard to the Bradford Transaction, the Company will release Radler from any and all claims relating thereto upon receipt from Bradford of the amount to be paid to the Company under the Bradford Agreement (as defined below), which agreement is summarized below. Although the Company's release under the Radler Agreement is not a release of any subrogation rights that the Company's insurers may have against Radler, the Radler Agreement includes additional releases by Radler of any rights under policies issued by Chubb Insurance Company of Canada and American Home Assurance Company with the intention of extinguishing any subrogation rights with regard to claims made under such policies. In addition, the Company agreed to seek a waiver of subrogation rights that may be held by certain additional insurers if the Company releases its claims under the policies issued by such insurers.

              The Radler Parties agreed to a general release of the Company and its current and former agents, advisors (other than KPMG LLP), representatives, affiliates, subsidiaries, divisions, officers, directors, employees and attorneys (other than Torys LLP) and their predecessors, successors, and assigns. The Radler Parties agreed to a limited release of each of Torys LLP and KPMG LLP. In addition, to the extent that the Radler Parties' release extends to certain former directors and officers of the Company or Ravelston Corporation, Ltd. ("Ravelston"), that release is limited to claims based on the conduct of such former directors and officers and Ravelston in their capacity as Company officers, directors, employees, or agents. Further, to the extent that the Radler Parties have claims, defenses, or affirmative defenses against Hollinger Inc. ("Inc.") that may be pursued in response to Inc.'s proposed counterclaims in the Illinois Action or any other current or future claims brought by or on Inc.'s behalf against any of the Radler Parties, the Radler Parties' release does not preclude them from pursuing those claims, defenses, or affirmative defenses in any pending or future litigation.

              A copy of the Radler Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

AGREEMENT WITH NANL

              Pursuant to the Release and Settlement Agreement with NANL (the "NANL Agreement"), NANL paid the Company $23.3 million in cash.

              The Company agreed to a general release of NANL, its officers, directors, shareholders, employees, subsidiaries, divisions, attorneys and advisors and the predecessors, successors and assigns (collectively, the "NANL Parties").

              The NANL Parties  agreed to a general  release of the Company and its current and former agents, advisors (other than KPMG LLP), representatives, affiliates, subsidiaries, divisions, officers, directors, employees and attorneys (other than Torys LLP) and their predecessors, successors, and assigns. NANL agreed to a limited release of KPMG LLP and Torys LLP. In addition, to the extent that the NANL Parties' release extends to certain former directors and officers of the Company or Ravelston, that release is limited to claims based on the conduct of such former directors and officers and Ravelston in their capacity as Company officers, directors, employees, or agents. Further, to the extent that the NANL Parties have claims, defenses, or affirmative defenses against Inc. that may be pursued in response to Inc.'s proposed counterclaims in the Illinois Action or any other current or future claims brought by or on Inc.'s behalf against any of the NANL Parties, the NANL Parties' release does not preclude them from pursuing those claims, defenses, or affirmative defenses in any pending or future litigation.

              A copy of the NANL Agreement is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

AGREEMENT WITH BRADFORD

              Pursuant to the Release and Settlement Agreement with Bradford (the "Bradford Agreement"), Bradford agreed to pay the Company an aggregate of $7.15 million in cash, $5.3 million of which represents early repayment of an outstanding interest-free note due July 2010. Bradford has agreed to pay the $7.15 million to the Company no later than April 30, 2007. If Bradford does not pay the entire amount due to the Company under the Bradford Agreement by April 30, 2007, Bradford will pay the Company interest on the unpaid portion at a rate of 12.5% per annum, compounded daily, until the unpaid portion is paid. In addition, if Bradford does not pay the Company the amount due under the Bradford Agreement by April 30, 2007, the Company has the option in its sole discretion to either declare the provisions of the Bradford Agreement null and void, in which case the Company may sue Bradford on claims arising out of the Bradford Transaction, or sue for enforcement of the Bradford Agreement. If the Company were to sue Bradford on claims arising out of the Bradford Transaction, the Company may add Radler as a defendant in that action. If the Company does so, $500,000 of the $23.3 million paid by NANL to the Company would be credited against any judgment the Company obtains. If Radler prevails in that action, the Company must return the $500,000 to Radler.

              The Company agreed to a general release of Bradford, its subsidiaries, divisions, attorneys, current officers, current employees and their survivors and executors, and of two shareholders of Bradford, any entities they control that are also shareholders of Bradford and their predecessors, successors and assigns (collectively, the "Bradford Parties"). The Bradford Parties agreed to a general release of the Company and its current and former agents, advisors, representatives, affiliates, subsidiaries, divisions, officers, directors, employees and attorneys and their predecessors, successors, and assigns. However the Bradford Parties' release does not preclude them from asserting claims against any Company officer, director, employee or agent that is not based upon his or her conduct as a Company officer, director, employee or agent, and such release does not preclude Bradford from asserting claims against Inc. in any current or future claims brought by or on Inc.'s behalf against any of the Bradford Parties.

              The Company also agreed to a limited release of Conrad M. Black ("Black"), the former CEO and Chairman of the Company, and any entity in which Black has an ownership interest and that is a shareholder of Bradford. This release is only with regard to Black's capacity as a Bradford shareholder and only releases the Company's claims arising out of the Bradford Transaction.

              A copy of the Bradford Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

AGREEMENT WITH HORIZON

              Pursuant to the Release and Settlement Agreement with Horizon (the "Horizon Agreement"), Horizon paid the Company an aggregate of $11.78 million in cash, $5.03 million of which represented early repayment of an outstanding note due June 2007.

              The  Company  agreed  to a general  release  of  Horizon  and its predecessors, successors and assigned, and Horizon agreed to a general release of the Company and its current and former agents, advisors, representatives, affiliates, subsidiaries, divisions, officers, directors, employees and attorneys (except Torys LLP) and their predecessors, successors, and assigns. Horizon agreed to a limited release of Torys LLP. In addition, to the extent that the Horizon release extends to certain former directors and officers of the Company or Ravelston, that release is limited to claims based on their conduct in their capacity as Company officers, directors, employees, or agents. Further, to the extent that Horizon has claims, defenses, or affirmative defenses against Inc. that may be pursued in response to Inc.'s proposed counterclaims in the Illinois Action or any other current or future claims brought by or on Inc.'s behalf against Horizon, the Horizon release does not preclude Horizon from pursuing those claims, defenses, or affirmative defenses in any pending or future litigation.

              A copy of the Horizon Agreement is attached as Exhibit 99.4 hereto and is incorporated by reference herein.

RADLER'S SETTLEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION

              On March 16, 2007, Radler entered into a settlement with the Securities and Exchange Commission, in which he agreed to pay $28.7 million in disgorgement, prejudgment interest and civil penalties. The amounts paid to the Company by Radler and NANL as described above under the Radler and NANL settlement agreements with the Company include payments made under Radler's settlement with the Securities and Exchange Commission. The Company does not expect any additional payments from Radler or NANL.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

               (d)  Exhibits

    EXHIBIT NO.         EXHIBIT
    -----------         -------
    99.1                Release and Settlement Agreement, dated March 16, 2007,
                        between F. David Radler and Sun-Times Media Group, Inc.

    99.2 Release and Settlement Agreement, dated March 16, 2007, between North America Newspapers Ltd. f/k/a FD Radler Ltd. and Sun-Times Media Group, Inc.

    99.3 Release and Settlement Agreement, dated March 16, 2007, between Bradford Publishing Company and Sun-Times Media Group, Inc.

    99.4 Release and Settlement Agreement, dated March 16, 2007, between Horizon Publications Inc., et al. and Sun-Times Media Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SUN-TIMES MEDIA GROUP, INC.
                                               (Registrant)



Date:   March 22, 2007                     By:   /s/ William G. Barker, III
                                               -------------------------------
                                               Name:   William G. Barker, III
                                               Title:  Chief Financial Officer

                                 EXHIBIT INDEX

    EXHIBIT NO.         EXHIBIT
    -----------         -------
    99.1                Release and Settlement Agreement, dated March 16, 2007,
                        between F. David Radler and Sun-Times Media Group, Inc.

    99.2 Release and Settlement Agreement, dated March 16, 2007, between North America Newspapers Ltd. f/k/a FD Radler Ltd. and Sun-Times Media Group, Inc.

    99.3 Release and Settlement Agreement, dated March 16, 2007, between Bradford Publishing Company and Sun-Times Media Group, Inc.

    99.4 Release and Settlement Agreement, dated March 16, 2007, between Horizon Publications Inc., et al. and Sun-Times Media Group, Inc.